Recovery of Erroneously Awarded Compensation	12 Months Ended
Feb. 01, 2026
Restatement Determination Date:: 2026-02-01
Erroneously Awarded Compensation Recovery
Erroneous Compensation Analysis

We have adopted an incentive compensation recoupment policy in compliance with SEC rules and Nasdaq listing standards. The policy requires the recovery of erroneously awarded incentive-based compensation from current or former executive officers in the event we are required to prepare an accounting restatement due to material noncompliance with financial reporting requirements under the U.S. federal securities laws. Recovery applies to incentive-based compensation received during the three completed fiscal years immediately preceding the date on which we are required to prepare the restatement. The policy operates on a no-fault basis and does not require misconduct by the executive officer. A copy of the policy is filed as an exhibit to our Annual Report on Form 10-K.